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                                                                    EXHIBIT 99.2


                      FORM OF NOTICE OF GUARANTEED DELIVERY FOR
                                  RADIO UNICA CORP.

          This form must be used to accept the offer for outstanding 11 3/4% Senior Discount Notes due 2006 (the "Old Notes") of Radio Unica Corp. (the "Company") in exchange for the Company's 11 3/4% Senior Discount Notes Series B due 2006 (the "New Notes") made pursuant to the Prospectus, dated __, 1998 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wilmington Trust Company (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. This form may be delivered by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

     Delivery to:   WILMINGTON TRUST COMPANY

          By Registered or Certified Mail or Overnight Courier:
               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890
               Attn:  Corporate Trust Operations

          By Hand:
               Wilmington Trust Company
               c/o Harris Trust Co. of New York, as Agent
               88 Pine Street, 19th Floor
               Wall Street Plaza
               New York, New York 10005
               Attn:  Corporate Trust Operations

          By Facsimile:
               (for Eligible Institutions only)
               (302) 651-1079

          Confirm by telephone:
               (302) 651-1562
               Kristin Long

     Delivery of this instrument to an address other than set forth above will not constitute a valid delivery.


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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

   Principal Amount at Maturity of Old Notes Tendered:(1)


$
 --------------------------------------
Certificate Nos. (if available):                  If Old Notes will be delivered
                                                  by book-entry transfer to The
                                                  Depository Trust Company,
                                                  provide account
---------------------------------------           number.

Total Principal Amount at Maturity Represented by
     Old Notes Certificate(s)

$                                                 Account Number
 --------------------------------------                          ---------------


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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVE, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                   PLEASE SIGN HERE

X
  -----------------------------------------       ------------------------------


X
  -----------------------------------------       ------------------------------
  SIGNATURE(S) OF OWNER(S)                        DATE
  OR AUTHORIZED SIGNATORY

  AREA CODE AND TELEPHONE NUMBER:
                                 ------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         PLEASE PRINT NAME(s) AND ADDRESS(es)

Name(s)
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

Capacity:
            --------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

----------------------------
(1) Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.


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                                    GUARANTEE
                       (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution") hereby guarantees that, within three New York Stock Exchange ("NYSE") trading days from the date of this Notice of Guaranteed Delivery, the certificates of all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation and Agent's Message, as the case may be, and other documents required by the Letter of Transmittal will be deposited by the undersigned with the Exchange Agent.

Name of Firm:
               -----------------------------------------------------------------

Address:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

Area Code and Telephone No.:
                             ---------------------------------------------------

--------------------------------------------------------------------------------
                                 Authorized Signature


Name:
          ----------------------------------------------------------------------

Title:
          ----------------------------------------------------------------------

Date:
          ----------------------------------------------------------------------

DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.